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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                                 ---------------
                              CARTER-WALLACE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         DELAWARE                                                  13-4986583
             (STATE OR OTHER JURISDICTION OF                                    (I.R.S. EMPLOYER
              INCORPORATION OR ORGANIZATION)                                   IDENTIFICATION NO.)

     1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK                                 10105
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                  (ZIP CODE)


                              CARTER-WALLACE, INC.
                          1996 LONG-TERM INCENTIVE PLAN

                            (FULL TITLE OF THE PLAN)

                                 ---------------
                              STEPHEN R. LANG, ESQ.
                  Vice President, General Counsel and Secretary
                              Carter-Wallace, Inc.
             1345 Avenue of the Americas, New York, New York 10105
                    (Name and address of agent for service)

                                 (212) 339-5000
           Telephone number, including area code, of agent for service
                                 ---------------

                         CALCULATION OF REGISTRATION FEE

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
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                                                         Proposed               Proposed
          Title of                  Amount               Maximum                Maximum               Amount of
       Securities to                 to be          Offering Price Per         Aggregate            Registration
       be Registered              Registered            Share (1)          Offering Price(1)             Fee
---------------------------------------------------------------------------------------------------------------
  Common Stock, par value
      $1.00 per share          4,500,000 shares          $18.0625             $81,281,250            $21,458.25
---------------------------------------------------------------------------------------------------------------

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(1)      Estimated solely for the purpose of calculating the registration fee based upon the closing price of the Common Stock on February 23, 2000 as reported on the New York Stock Exchange-Composite Transactions.

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


                                     PART II

                                EXPLANATORY NOTE

         This Registration Statement is being filed to register an additional 4,500,000 shares of Common Stock, par value $1.00 per share, of Carter-Wallace, Inc. (the "Company") that may be issued pursuant to the Carter-Wallace, Inc. 1996 Long-Term Incentive Plan (the "Plan"). The contents of Registration Statement on Form S-8 (Registration No. 333-00499), which also covers shares of Common Stock of the Company that have been or may be issued under the Plan, are incorporated herein be reference.

ITEM 8.  EXHIBITS

4.   Instruments defining the rights of security holders.

                     (i) Certificate of Incorporation, as amended, of the Company -- incorporated by reference to Exhibit No. 3.1 to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1992.

                     (ii) By-Laws of the Company -- incorporated by reference to Exhibit No. 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1998.

5.   Opinion re legality.

                      Opinion of Whitman Breed Abbott & Morgan LLP, including the consent of such counsel.

23.  Consents of experts and counsel.

                     (i)   Consent of KPMG LLP.

                     (ii) The consent of Whitman Breed Abbott & Morgan LLP is contained in the opinion filed as Exhibit 5 of this Registration Statement.

24.  Power of Attorney.

                     Included in Part II of this Registration Statement.

99.  Additional Exhibits.

                     Carter-Wallace, Inc. 1996 Long-Term Incentive Plan, as amended -- incorporated by reference to Exhibit No. 10.18 to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999.



                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE
REGISTRANT, CARTER-WALLACE, INC., CERTIFIES THAT IT HAS REASONABLE GROUNDS TO
BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS
DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE
UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW
YORK, ON FEBRUARY 24, 2000.

                                             CARTER-WALLACE, INC.

                                             By:  /s/ RALPH LEVINE
                                                  -----------------------------
                                                  Ralph Levine,
                                                  President and
                                                  Chief Operating Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below hereby constitutes and appoints Ralph Levine and Stephen R. Lang, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file with the Securities and Exchange
Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and confirming all that said attorneys, and any of them and any such substitute, may lawfully do or cause to be done by virtue hereof.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS
REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE
CAPACITIES INDICATED ON FEBRUARY 24, 2000.

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

         Signature                                                     Title
         ---------                                                     -----
/s/ HENRY H. HOYT, JR.                                Chairman of the Board and Chief
--------------------------                              Executive Officer (Principal Executive Officer)
Henry H. Hoyt, Jr.

/s/ PAUL A. VETERI                                    Executive Vice President and Chief Financial
--------------------------                              Officer (Principal Financial Officer) and Director
Paul A. Veteri

/s/ PETER J. GRIFFIN                                  Vice President and Controller (Principal
--------------------------                              Accounting Officer)
Peter J. Griffin

                                                      Director
--------------------------
David M. Baldwin

/s/ RICHARD L. CRUESS, M.D.                           Director
--------------------------
Richard L. Cruess, M.D.

/s/ SUZANNE H. GARCIA                                 Director
--------------------------
Suzanne H. Garcia

/s/ SCOTT C. HOYT                                     Director
--------------------------
Scott C. Hoyt

/s/ RALPH LEVINE                                      Director
--------------------------
Ralph Levine

/s/ HERBERT M. RINALDI                                Director
--------------------------
Herbert M. Rinaldi

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
------

4.       Instruments defining the rights of security holders.

                             (i) Certificate of Incorporation, as amended, of
                  the Company -- incorporated by reference to Exhibit No. 3.1 to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1992.

                             (ii) By-Laws of the Company -- incorporated by
                  reference to Exhibit No. 3.2 to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1998.

5.       Opinion re legality.

         Opinion of Whitman Breed Abbott & Morgan LLP including consent of such counsel.

23.      Consents of experts and counsel.

                             (i)  Consent of KPMG LLP.

                             (ii) The consent of Whitman Breed Abbott & Morgan
                  LLP is contained in the opinion filed as Exhibit 5 to this Registration Statement.

24.      Power of Attorney.

                             Included in Part II of this Registration Statement.

99.      Additional Exhibits.

                             Carter-Wallace, Inc. 1996 Long-Term Incentive
                  Plan, as amended -- incorporated by reference to Exhibit No.
                  10.18 to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999.